[*]=CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                 EXHIBIT 10.22.1







                                                                     VIA COURIER
October 8, 1997


CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington
USA  98109

ATTENTION:     MS. MELISSA WHITTEN

Dear Ms. Whitten:

     RE: AMENDED AND RESTATED NATURAL GAS SALES AGREEMENT DATED AUGUST 17, 1994 BETWEEN ENGAGE ENERGY CANADA, L.P. ("ENGAGE") (SUCCESSOR TO WESTCOAST GAS SERVICES INC.) ("SELLER") AND CASCADE NATURAL GAS CORPORATION ("BUYER") (THE "GAS SALES AGREEMENT")
--------------------------------------------------------------------------------

This letter shall confirm the agreement between Engage and Cascade Natural Gas Corporation ("Cascade") to amend Section 7.8 of the Gas Sales Agreement as follows:

7.8  GAS COMMODITY PRICE

     a. The Gas Commodity Price to be paid for gas delivered each month during the period commencing on November 1, 1997 and expiring on October 31, 1998 shall be calculated as a percentage price determined under Subsection c below, based upon a weighted average of the following published prices (the "INDEX PRICE"):

               (i) the "ROCKY MOUNTAIN" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, "INSIDE F.E.R.C.'S GAS MARKET REPORT" in the table entitled, "PRICES OF SPOT GAS
                         DELIVERED TO PIPELINES.......(per MMBtu dry), under the
                         "NORTHWEST PIPELINE CORP." entry multiplied by [*]%;
                         and

               (ii) the "CANADIAN BORDER" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, "INSIDE F.E.R.C.'S GAS MARKET REPORT" in the table entitled, "PRICES OF SPOT GAS
                         DELIVERED TO PIPELINES.......(per MMBtu dry), under the
                         "NORTHWEST PIPELINE CORP" entry multiplied by [*]%; and

               (iii) the "AECO "C" & N.I.T. ONE-MONTH SPOT" price as published by the "CANADIAN GAS PRICE REPORTER" in the table entitled, "CANADIAN NATURAL GAS SUPPLY PRICES" under the column entitled "AVG" in U.S$/MMBtu multiplied by [*]%.

     b. The reference publication issue to determine the Gas Commodity Price for a month shall be the first issue which is published after the first day of the month.

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12/23/97                                         Cascade Natural Gas Corporation
                                                                          Page 2
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     c.   The percentage of the Index Price shall be determined based on the quantity of gas purchased by Buyer under this Agreement during a specified period, in accordance with the following table:

"INDEX PRICE" PERCENTAGE TABLE

Period              Quantity of Gas Purchased          Applicable Percentage
                    During Period                      of "Index Price"
---------------     -------------------------          ---------------------
Nov. 1, 1997 to     0 to 4,136,661                     [*]%
Oct. 31, 1998       4,136,662 to 7,029,620             [*]%
                    7,029,621 to 9,868,505             [*]%

Engage and Cascade further agree that "Exchange Rate" shall mean the thirty (30) day average of the daily spot exchange rate, expressed as U.S$/Cdn.$1.00, and that this definition shall supersede the definition provided in subclause 1.1y of the Gas Sales Agreement.

Terms or phrases defined or used in the Gas Sales Agreement shall have the same meaning herein unless specifically stated otherwise.

Please indicate your agreement with the foregoing by signing both copies of this letter in the space provided below. Please retain one copy for your files and return the other copy to Engage at your earliest convenience.

Yours truly,

ENGAGE ENERGY CANADA, L.P.



Jeff Thompson,
Vice President, Supply and Marketing
British Columbia and Pacific Northwest Region

JAT/tw
c.c.  Lydia Sloan



ACCEPTED AND AGREED TO THIS         DAY OF                       , 1997.
                            -------       -----------------------

CASCADE NATURAL GAS CORPORATION


Per:
     -------------------------

Title:
       -----------------------

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12/23/97                                         Cascade Natural Gas Corporation
                                                                          Page 3
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                                                                     VIA COURIER
October 8, 1997



CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington
98109

ATTENTION:     MS. MELISSA WHITTEN
----------------------------------

Dear Ms. Whitten:

     RE: AMENDED AND RESTATED NATURAL GAS SALES AGREEMENT DATED AUGUST 17, 1994 BETWEEN ENGAGE ENERGY CANADA, L.P. ("ENGAGE") (SUCCESSOR TO WESTCOAST GAS SERVICES INC.) ("SELLER") AND CASCADE NATURAL GAS CORPORATION ("BUYER") (THE "GAS SALES AGREEMENT")
          (KINGSGATE AGREEMENT)
--------------------------------------------------------------------------------

Enclosed for signature are duplicate originals of the above noted agreement extending the Gas Commodity Price under Section 7.8 for an additional one year term.

Please sign both copies and return one for our files.

If you have any questions please give me a call at (403) 297-1838.

Yours truly,

ENGAGE ENERGY CANADA, L.P.



Jeff Thompson,
Vice President, Supply and Marketing
British Columbia and Pacific Northwest Region

Att.
JAT/tw
c.c.  Lydia Sloan